                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    August 25, 2005
                                                  ----------------------------

                    Structured Asset Securities Corporation II

             (Exact Name of Registrant as Specified in Its Charter)
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 Delaware                                            333-119328-06                      82-0569805
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(State or Other Jurisdiction                         (Commission                        (IRS Employer
of Incorporation)                                    File Number)                        Identification No.)

745 Seventh Avenue, New York, New York                                          10019
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(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On August 25, 2005, a pooling and servicing agreement dated as of
August 11, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset Securities Corporation II as depositor (the
"Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled
LB-UBS Commercial Mortgage Trust 2005-C5, Commercial Mortgage Pass-Through
Certificates, Series 2005-C5 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-AB, Class
A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class
F and Class X-CP (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No.
333-119328) and sold to Lehman Brothers Inc. and UBS Securities LLC
(collectively, the "Underwriters") pursuant to an underwriting agreement dated as of August 15, 2005 (the "Underwriting Agreement") between the Registrant, the
Underwriters and the mortgage loan sellers. The Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the
Underwritten Certificates were acquired by the Registrant from UBS Real Estate
Investments Inc. as a seller pursuant to a Mortgage Loan Purchase Agreement dated as of August 15, 2005 (the "UBS/Registrant Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by that mortgage loan seller to the Registrant with respect to those mortgage loans. The UBS/Registrant Mortgage Loan Purchase Agreement is attached as
Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

1.1               Underwriting Agreement dated as of August 15, 2005 among
                  Structured Asset Securities Corporation II as seller, Lehman
                  Brothers Inc. and UBS Securities LLC

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                  as underwriters and UBS Real Estate Investments Inc. and
                  Lehman Brothers Holdings Inc. as mortgage loan sellers.

4.1               Pooling and Servicing  Agreement dated as of August 11, 2005 among Structured Asset Securities Corporation II as depositor,
                  Wachovia Bank, National Association as master servicer, LNR
                  Partners, Inc. as special servicer, LaSalle Bank National
                  Association as trustee and ABN AMRO Bank N.V.

99.1              Mortgage Loan Purchase  Agreement dated as of August 15, 2005 between UBS Real Estate Investments Inc. as seller, UBS
                  Principal Finance LLC as an additional party, and Structured
                  Asset Securities Corporation II as purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 2, 2005

                                          STRUCTURED ASSET SECURITIES
                                          CORPORATION II

                                          By:  /s/ David Nass
                                              -------------------------------
                                              Name:  David Nass
                                              Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement dated as of August 15, 2005 among
                  Structured Asset Securities Corporation II as seller, Lehman
                  Brothers Inc. and UBS Securities LLC as underwriters and UBS
                  Real Estate Investments Inc. and Lehman Brothers Holdings Inc.
                  as mortgage loan sellers.

4.1               Pooling and Servicing Agreement dated as of August 11, 2005 among Structured Asset Securities Corporation II as depositor,
                  Wachovia Bank, National Association as master servicer, LNR
                  Partners, Inc. as special servicer, LaSalle Bank National
                  Association as trustee and ABN AMRO Bank N.V. as fiscal agent

99.1              Mortgage Loan Purchase Agreement dated as of August 15, 2005 between UBS Real Estate Investments Inc. as seller, UBS
                  Principal Finance LLC as an additional party, and Structured
                  Asset Securities Corporation II as purchaser.

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